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                       SUPPLEMENT DATED FEBRUARY 22, 2000
           TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1999,
             AS AMENDED AND SUPPLEMENTED THROUGH DECEMBER 27, 1999

              MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798

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    The Statement of Additional Information is being supplemented to reflect that the Latin American Portfolio will invest at least 25%, but no more than 50%, of its total assets in companies involved in the telecommunications industry or financial services industry. Accordingly, the last paragraph on page 24 is hereby deleted and replaced with the following:

    In accordance with fundamental investment limitation number (7), the Latin American Portfolio will invest at least 25%, but no more than 50%, of its total assets in companies involved in the telecommunications industry or financial services industry if the Board of Directors determines that the Latin American markets are dominated by securities of issuers in such industries and that, in light of the anticipated return, investment quality, availability and liquidity of the issuers in such industries, the Portfolio's ability to achieve its investment objective would, in light of the investment policies and limitations, be materially adversely affected if the Portfolio was not able to invest greater than 25% of its total assets in such industries. The Board of Directors has made the foregoing determination and, accordingly, the Latin American Portfolio will invest between 25% and 50% of its assets in securities of issuers engaged in the telecommunications industry.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE